SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 27, 2005

                            MS Structured Asset Corp.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                      333-101155               13-4026700
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(State or Other Jurisdiction         (Commission File           (IRS Employer
      of Incorporation)                   Number)            Identification No.)

1585 Broadway, Second Floor
New York, New York                                                  10036
Attention: Madhu Philips
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         (Address of Principal Executive Offices)                 (Zip Code)


        Registrant's telephone number, including area code: 212-761-2520

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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Section 9     Financial Statements and Exhibits

      Item 9.01     Financial Statements and Exhibits

               Exhibit 4.1       Trust Agreement

               Exhibit 5.1 Validity Opinion of Cleary Gottlieb Steen & Hamilton LLP

               Exhibit 23.1 Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1)



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: February 2, 2005

                                                     MS STRUCTURED ASSET CORP.
                                                     (Registrant)


                                                     By: /s/ Madhu Philips
                                                        -----------------------
                                                     Name:  Madhu Philips
                                                     Title: Vice President


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                                  EXHIBIT INDEX

Exhibit 4.1       Trust Agreement

Exhibit 5.1       Validity Opinion of Cleary Gottlieb Steen & Hamilton LLP

Exhibit 23.1      Consent of Cleary Gottlieb Steen & Hamilton LLP
                  (included in Exhibit 5.1)